                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):   MARCH 7, 2001
                                                           -------------





                         CLAYTON WILLIAMS ENERGY, INC.
            (Exact name of Registrant as specified in its charter)


         DELAWARE                      0-20838                 75-2396863
-------------------------------      ----------------     ----------------------
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)



6 DESTA DRIVE, SUITE 6500, MIDLAND, TEXAS                       79705-5510
-----------------------------------------                       ----------
(Address of principal executive offices)                        (Zip code)



     Registrant's Telephone Number, including area code:   (915) 682-6324


                                Not applicable
    ---------------------------------------------------------------------
    (Former name, former address and former fiscal year, if changed since last report)

 ITEM 7 -     FINANCIAL STATEMENTS AND EXHIBITS


    EXHIBIT
    NUMBER               DESCRIPTION
    -------   -----------------------------------------------------------------

     99.1     Clayton Williams Energy Announces 2001 Capital Expenditure Budget
              (News release dated March 7, 2001)

     99.2 Clayton Williams Energy Announces Operations Update (News release dated March 7, 2001)


ITEM 9 -      REGULATION FD DISCLOSURE

     On March 7, 2001, the Company made two news releases to provide investors with information regarding (i) the Company's planned level of capital expenditures for the year ended December 31, 2001 and (ii) the current status of the Company's exploration and development activities by region. These news releases are filed herewith as Exhibits 99.1 and 99.2.

     The Company cautions users of this information that the information provided in these Exhibits 99.1 and 99.2 are based on information available to the Company as of the date of this filing. The Company does not undertake any obligation to update this information as conditions change or as additional information becomes available.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                       CLAYTON WILLIAMS ENERGY, INC.


Date:     March 15, 2001               By:    /s/ L. Paul Latham
                                              ----------------------------------
                                              L. Paul Latham
                                              Executive Vice President and Chief
                                               Operating Officer



Date:     March 15, 2001               By:    /s/ Mel G. Riggs
                                              ----------------------------------
                                              Mel G. Riggs
                                              Senior Vice President and Chief
                                               Financial Officer

                               INDEX TO EXHIBITS


   EXHIBIT
   NUMBER               DESCRIPTION
   -------    ----------------------------------------------------------

     99.1     Clayton Williams Energy Announces 2001 Capital Expenditure
              Budget (News release dated March 7, 2001)

     99.2     Clayton Williams Energy Announces Operations Update
              (News release dated March 7, 2001)
